                                                                   EXHBIT 10.11




                            GENUINE PARTNERSHIP PLAN



              (Amended and Restated Effective January 1, 1994)

                            GENUINE PARTNERSHIP PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994)


                               TABLE OF CONTENTS


ARTICLE 1 -- INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1

         1.01 Establishment of Plan; Background . . . . . . . . . . . . . . . . . . . . . .          1
         1.02 Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1
         1.03 Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1
         1.04 Plan Governs Distribution of Benefits . . . . . . . . . . . . . . . . . . . .          1

ARTICLE 2 -- DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

         Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Act or ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Affiliated Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Authorized Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         Code   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         Company Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         Company Stock Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
         Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
         Credited Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
         Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         Employer Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         Employer Matching Contribution Account . . . . . . . . . . . . . . . . . . . . . .          6
         Employer Matching Contribution . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Family Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Fund                                                                                        6

         Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         Investment Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Non-highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Permanent Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Plan Administrator or Administrator  . . . . . . . . . . . . . . . . . . . . . . .          8
         Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Pre-Tax Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Pre-Tax Contribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
         Prior Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Prior Employer Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Qualified  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Qualified Nonelective Contribution . . . . . . . . . . . . . . . . . . . . . . . .          9
         Qualified Nonelective Contribution Account . . . . . . . . . . . . . . . . . . . .          9
         Qualifying Employer Securities . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Rollover Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Spouse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         Treasury Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         Trust or Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         Other Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11

ARTICLE 3 -- PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12

         3.01 Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
         3.02 Year of Eligibility Service . . . . . . . . . . . . . . . . . . . . . . . . .         12
         3.03 Participation and Rehire  . . . . . . . . . . . . . . . . . . . . . . . . . .         13
         3.04 Acquisitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
         3.05 Not Contract for Employment . . . . . . . . . . . . . . . . . . . . . . . . .         14

ARTICLE 4 -- PRE-TAX CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15

         4.01 Pre-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
         4.02 Elections Regarding Pre-Tax Contributions . . . . . . . . . . . . . . . . . .         15
         4.03 Change in Employee Contribution Percentage or Suspension of Contributions . .         15
         4.04 Deadline for Contributions and Allocation of Pre-Tax Contributions  . . . . .         16
         4.05 Rollover Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17

ARTICLE 5 -- EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18

         5.01 Employer Matching Contribution  . . . . . . . . . . . . . . . . . . . . . . .         18
         5.02 Qualified Nonelective Contributions . . . . . . . . . . . . . . . . . . . . .         18
         5.03 Form and Timing of Contributions  . . . . . . . . . . . . . . . . . . . . . .         19
         5.04 Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19

ARTICLE 6 -- ACCOUNTS AND ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .         20

         6.01 Participant Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
         6.02 Allocation of Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . .         21
         6.03 Allocation of Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . .         21
         6.04 Adjustment Attributable to Plan Loans . . . . . . . . . . . . . . . . . . . .         22
         6.05 Plan Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
         6.06 Investment Funds and Elections  . . . . . . . . . . . . . . . . . . . . . . .         22
         6.07 Errors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23

ARTICLE 7 -- VESTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24

         7.01 Termination Date On or After Age 65  . . . . . . . . . . . . . . . . . . . .          24
         7.02 Permanent Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24
         7.03 Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24
         7.04 Other Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .         24
         7.05 Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25

ARTICLE 8 -- DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27

         8.01 Commencement of Distribution  . . . . . . . . . . . . . . . . . . . . . . . .         27
         8.02 Method of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . .         28
         8.03 Payment to Minors and Incapacitated Persons . . . . . . . . . . . . . . . . .         28
         8.04 Application for Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . .         29
         8.05 Special Distribution Rules  . . . . . . . . . . . . . . . . . . . . . . . . .         29
         8.06 Distributions Pursuant to Qualified Domestic Relations Orders . . . . . . . .         30
         8.07 Direct Rollovers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30
         8.08 Participant Withdrawals After Age 59-1/2  . . . . . . . . . . . . . . . . . .         31

ARTICLE 9 -- HARDSHIP WITHDRAWALS; LOANS  . . . . . . . . . . . . . . . . . . . . . . . . .         33

         9.01 Hardship Withdrawal of Account  . . . . . . . . . . . . . . . . . . . . . . .         33
         9.02 Definition of Hardship  . . . . . . . . . . . . . . . . . . . . . . . . . . .         33
         9.03 Maximum Hardship Distribution . . . . . . . . . . . . . . . . . . . . . . . .         33
         9.04 Procedure to Request Hardship . . . . . . . . . . . . . . . . . . . . . . . .         35
         9.05 Authority to Establish Loan Program . . . . . . . . . . . . . . . . . . . . .         35
         9.06 Eligibility for Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35
         9.07 Loan Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35
         9.08 Maximum Number of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . .         35
         9.09 Assignment of Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36
         9.10 Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36
         9.11 Term of Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36

         9.12 Level Amortization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36
         9.13 Directed Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36
         9.14 Other Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37
         9.15 Distribution of Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37

ARTICLE 10 -- ADMINISTRATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . .        38

         10.01 Named Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
         10.02 Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
         10.03 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39
         10.04 Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39
         10.05 Standard of Fiduciary Duty . . . . . . . . . . . . . . . . . . . . . . . . .        41
         10.06 Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        41
         10.07 Indemnification of Committee . . . . . . . . . . . . . . . . . . . . . . . .        43

ARTICLE 11 -- AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . .        44

         11.01 Right to Amend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        44
         11.02 Termination or Discontinuance of Contributions . . . . . . . . . . . . . . .        44
         11.03 IRS Approval of Termination  . . . . . . . . . . . . . . . . . . . . . . . .        45

ARTICLE 12 -- SPECIAL DISCRIMINATION RULES  . . . . . . . . . . . . . . . . . . . . . . . .        46

         12.01 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46
         12.02 $7,000 Limit on Pre-Tax Contributions  . . . . . . . . . . . . . . . . . . .        49
         12.03 Average Actual Deferral Percentage . . . . . . . . . . . . . . . . . . . . .        51
         12.04 Special Rules For Determining Average Actual Deferral Percentage . . . . . .        52
         12.05 Distribution of Excess ADP Deferrals . . . . . . . . . . . . . . . . . . . .        52
         12.06 Average Actual Contribution Percentage . . . . . . . . . . . . . . . . . . .        54
         12.07 Special Rules For Determining Average Actual Contribution Percentages  . . .        55
         12.08 Distribution of Employer Matching Contributions  . . . . . . . . . . . . . .        55
         12.09 Combined ACP and ADP Test  . . . . . . . . . . . . . . . . . . . . . . . . .        56
         12.10 Order of Applying Certain Sections of Article  . . . . . . . . . . . . . . .        58
         12.11 Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        58

ARTICLE 13 -- HIGHLY COMPENSATED EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . .        59

         13.01 In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        59
         13.02 Highly Compensated Employees . . . . . . . . . . . . . . . . . . . . . . . .        59
         13.03 Former Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . .        59
         13.04 Family Aggregation Rules . . . . . . . . . . . . . . . . . . . . . . . . . .        60
         13.05 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        61
         13.06 Other Methods Permissible  . . . . . . . . . . . . . . . . . . . . . . . . .        62

ARTICLE 14 -- MAXIMUM BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        63

         14.01 General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        63

         14.02 Combined Plan Limitation . . . . . . . . . . . . . . . . . . . . . . . . . .         64
         14.03 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64
         14.04 Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         66

ARTICLE 15 -- TOP HEAVY RULES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         67

         15.01 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         67
         15.02 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         67
         15.03 Minimum Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         68
         15.04 Combined Plan Limitation For Top Heavy Years . . . . . . . . . . . . . . . .         69

ARTICLE 16 -- MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70

         16.01 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70
         16.02 Action by Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70
         16.03 Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70
         16.04 Distributions Upon Special Occurrences . . . . . . . . . . . . . . . . . . .         70
         16.05 Discrimination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         71
         16.06 Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         71
         16.07 Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . . . . . .         71
         16.08 Agent for Service of Process . . . . . . . . . . . . . . . . . . . . . . . .         71
         16.09 Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         72
         16.10 Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         72
         16.11 Adoption of the Plan by an Affiliated Sponsor  . . . . . . . . . . . . . . .         72
         16.12 Protected Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         74
         16.13 Location of Participant or Beneficiary Unknown . . . . . . . . . . . . . . .         74

                            GENUINE PARTNERSHIP PLAN
                (Amended and Restated Effective January 1, 1994)


                                   ARTICLE 1

                                  INTRODUCTION

1.01      Establishment of Plan; Background.

          (a) Effective July 1, 1988, Genuine Parts Company adopted and established the Genuine Partnership Plan ("Prior Plan").
                   The Prior Plan was at all times maintained as a plan meeting the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, and of the Employee Retirement Income Security Act of 1974.

          (b) Effective January 1, 1994, the Prior Plan is continued in an amended and restated form as set forth in its entirety in this document (the "Plan").

1.02      Effective Date

          This Plan shall be effective as of January 1, 1994. Notwithstanding this general effective date, certain provisions of this Plan (as set forth in this document) shall have effective dates earlier than January 1, 1994.

1.03      Purpose.

          This Plan is intended to provide a cash or deferred arrangement under Code Sections 401(a) and 401(k). Under the Plan, Participants can direct that a specified percentage of the amount that otherwise would have been paid to them as Compensation be contributed by the Employer to the Plan. The benefits described in the Plan are provided for the exclusive benefit of the Participants and their Beneficiaries.

1.04      Plan Governs Distribution of Benefits

          The distribution of benefits for all Participants (whether employed by the Employer before or after the Effective Date) shall be governed by the provisions of this Plan. Nevertheless, early retirement benefits, retirement-type subsidies, or optional forms of benefit protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service or judicial authority.

                                   ARTICLE 2

                                  DEFINITIONS

Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

Account shall mean the Account established and maintained by the Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 6.01.

Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

Adjustment shall mean, for any Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. The determination of the adjustment shall be made by the Trustee and shall be final and binding.

Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

Affiliated Sponsor shall mean any corporation and any other entity that is designated by the Committee as an Affiliated Sponsor under the Plan. See
Section 16.11 for provisions relating to an Affiliated Sponsor's adoption of the Plan. All Affiliated Sponsors, groups of employees designated as participating in the Plan by such Affiliated Sponsors (if not all employees), and the effective date of each company's designation as an Affiliated Sponsor shall be specified in Schedule A.

Authorized Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Absence to the extent required by federal law.

Beneficiary. For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a qualified domestic relations order.

If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the surviving descendants of the Participant (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate. For the purposes of the foregoing sentence, the term "descendants" shall include any persons adopted by a Participant or by any of his descendants.

A married Participant's Beneficiary shall be his Spouse unless the Participant has designated a non-Spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-Spouse Beneficiary. A married Participant's designation of a non-Spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant (i) files a valid designation with the Committee; or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

Board shall mean the Board of Directors of the Company.

Break in Service shall occur if the Employee ceases to be employed by the Employer and does not resume Employment for seven or more consecutive years.

Code shall mean the Internal Revenue Code of l986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

Committee shall mean the Committee appointed by the Board under Article 10 to administer the Plan. This term is interchangeable with "Plan Administrator."

Company shall mean Genuine Parts Company and its successors and assigns which adopt this Plan.

Company Stock shall mean the common stock of the Company.

Company Stock Fund shall mean the portion of a Participant's Account and each subaccount which is invested in Company Stock.

Compensation shall mean, effective January 1, 1989, the gross annual earnings reported on a Participant's Form W-2 (box 10 or its comparable location as provided on Form W-2 in future years) as required by Code Section Section 6041(d) and 6051(a)(3). In addition, Compensation shall include Pre-Tax Contributions under this Plan and salary reduction pre-tax contributions to a
Section 125 Plan maintained by the Employer. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In addition, Compensation shall be determined by ignoring reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation (and for this purpose benefits under a stock option plan is "deferred compensation") and welfare benefits (and for this purpose, worker's compensation payments of any type and severance pay of any type shall be considered "welfare benefits," but sick pay, short term disability and vacation pay are not considered "welfare benefits"). Compensation shall not include amounts in excess of the limitations set forth in Code Section 401(a)(17) ($150,000 in 1994). See also
Section 13.04 for additional rules regarding aggregation of Compensation for certain Family Members.

Credited Service shall mean the number of years of service as an Employee of the Employer (with proportionate allowance for fractional years) both before and after the Effective Date, measured in accordance with the following rules:

          (a)      Credited Service for Employment Prior to January 1, 1988.
                   An Employee who was employed on the day preceding the effective date of the Prior Plan (July 1, 1988) shall receive Credited Service under this Plan for all years of Credited Service earned under and pursuant to the Genuine Parts Company Pension Plan prior to January 1, 1988. Credited Service so determined shall be the Participant's Credited Service under this Plan for all service prior to January 1, 1988. If an Employee was not employed by the Employer on June 30, 1988, such Employee shall not receive Credited Service under this Plan for his Employment prior to January 1, 1988.

          (b) Credited Service for Employment On or After January 1, 1988. On or after January 1, 1988, an Employee shall receive Credited Service for the elapsed time of his Employment beginning on the date of the Employee's first Hour of Service on or after January 1, 1988 and ending on his Termination Date. If an Employee has a Termination Date and is subsequently rehired, such Employee shall again receive Credited Service (subject to the Break in Service rules set forth below) beginning on the date of the Employee's first Hour of Service on or after his reemployment and ending on his subsequent Termination Date.

          (c) Break in Service. Credited Service shall not include any period of Employment which precedes a Break in Service if as of the first day of the Break in Service, the Employee is not vested in any portion of his Account.

          (d) Employment with Affiliated Sponsors; Predecessor Businesses. Credited Service shall not include any period of employment with any Affiliated Sponsor prior to its designation as an Affiliated Sponsor or any period of employment with a predecessor business prior to its acquisition by Employer except to the extent provided in Schedules A or B.

          (f) Military Service. Credited Service shall not include any period of service in the military; except to the extent such service is required to be credited under applicable federal law.

          (g) Employment with Affiliates. An Employee's service with an Affiliate shall be considered Employment with the Employer.

Distribution shall mean payment by the Trustee to or for the benefit of a Participant, Spouse, Beneficiary or other person entitled to benefits as provided in this Plan.

Effective Date shall mean January 1, 1994.

Eligible Employee shall mean, except for those Employees identified in the following sentence, all Employees employed by the Employer. The following Employees shall not be considered Eligible Employees: (i) any employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan, (ii) any Employee who is a nonresident alien and who does not receive earned income from the Employer which constitutes income from sources within the United States, or (iii) any "leased employee," within the meaning of Code
Section  414(n)(2), with respect to the Employer.

Employee shall mean any person employed by or on Authorized Absence from the Employer, and any person who is a "leased employee" within the meaning of Code
Section 414(n)(2) with respect to the Employer. However, if such "leased employees" constitute less than 20 percent of the Employer's combined non-highly compensated work force, within the meaning of Code Section 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code Section 414(n)(5).

Employer shall mean the Company and any Affiliated Sponsor. All Affiliated Sponsors are listed on Schedule A.

Employer Contribution shall mean Employer Matching Contributions and Qualified Nonelective Contributions. Employer Contributions may be made without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year.

Employer Matching Contribution Account shall mean the portion of a Participant's total Account attributable to Employer Matching Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Employer Matching Contributions.

Employer Matching Contribution shall have that meaning as defined in Section
5.01.

Employment shall mean the active service of an Employee with the Employer. Employment with an Affiliated Sponsor prior to its designation as an Affiliated Sponsor and employment with a predecessor business prior to its acquisition by Employer shall be counted as employment with the Employer only to the extent provided in Schedules A or B.

Entry Date shall mean the first business day of any calendar month.

Family Member shall have that meaning as defined in Section 13.04(b).

Fiduciary shall mean any party named as a Fiduciary in Section 10.01. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement. If the Committee so directs, multiple trust funds may be established under this Plan, which together shall comprise the Fund hereunder.

Highly Compensated Employee shall have that meaning as defined in Article 13.

Hour of Service shall mean:

          (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or Employers.

          (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Authorized Absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time. However, no Hours of Service shall be granted for any direct or indirect payment or for any entitlement to payment if (i) such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation laws, unemployment laws or disability insurance laws or (ii) such payment is intended to reimburse an employee for his or her medical or medically related expenses.

            (c) Each hour for which an Employee is on an Authorized Leave of Absence by reason of: (i) the pregnancy of the Employee, (ii) birth of a child of the Employee, (iii) placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of 10 hours per day, 45 hours per week but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a Break in Service under Code
                   Section 410(a)(5) (a maximum of 501 hours) during the first computation period in which a Break in Service would otherwise occur.

          (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

          (e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week (or 10 Hours of Service for each day) in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

The following rules shall apply in determining whether an Employee completes an "Hour of Service":

          1.       The same hours shall not be credited under subparagraphs
                   (a), (b) or (c) above, as the case may be, and subparagraph
                   (d) above; nor shall the same hours credited under subparagraphs (a) through (d) above be credited under subparagraph (e) above;.

          2. The rules relating to determining hours of service for reasons other than the performance of duties and for crediting Hours of Service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

Investment Fund shall mean the separate funds under the Trust Fund which are distinguished by their investment objectives. The term "Investment Fund" does not include a Participant's Common Stock Fund.

Non-highly Compensated Employee shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3.

Permanent Disability shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which (i) for a Participant who is not in active Employment on or after January 1, 1993, entitles the Participant to Social Security disability benefits or (ii) for a Participant who is in active Employment on or after January 1, 1993, results in the Participant receiving long term disability benefits under The Genuine Parts Company Long Term Disability Plan. A Participant's Permanent Disability will end on the date the Participant is no longer receiving disability benefits (i) under Social Security for a Participant who is not in active Employment on or after January 1, 1993, or (ii) under The Genuine parts Company Long Term Disability Plan for a Participant who is in active Employment on or after January 1, 1993.

Plan shall mean the Genuine Partnership Plan as set forth in this document together with any subsequent amendments hereto.

Plan Administrator or Administrator shall mean the Committee appointed by the Board pursuant to Article 10 to administer the Plan. All references in the Plan to the Administrator shall be deemed to apply to the Committee and vice versa. The Committee so appointed is hereby designated as the "Administrator" of the Plan within the meaning of Section 3(16) of the Act and as the agent for service of legal process for purposes of Section 102(b) of the Act.

Plan Year shall be the calendar year.

Pre-Tax Contributions shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and distributable only as specified in Article 8 below.

Pre-Tax Contribution Account shall mean the portion of a Participant's Account attributable to Pre-Tax Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Pre-Tax Contributions.

Prior Plan.  See  Section 1.01.

Prior Employer Account shall mean the portion of a Participant's Account attributable to assets transferred directly from the trustee of another Qualified Plan to the Trustee of this Plan and which are not separately allocated to an existing Account under this Plan. Sub-accounts may be established as necessary to separately account for pre-tax contributions, after-tax contributions, etc. Any restrictions or special rules applicable to the Prior Employer Account (including optional forms of benefit that are protected under Code Section 411(d)(6)) shall be set forth in Schedule C.

Qualified as used in "qualified plan" or "qualified trust" shall mean a plan and trust which are entitled to the tax benefits provided respectively by Sections 401 and 501 of the Code, and related provisions of the Code.

Qualified Nonelective Contribution shall have that meaning as defined in
Section 5.02.

Qualified Nonelective Contribution Account shall mean the portion of a Participant's Account attributable to Qualified Nonelective Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Qualified Nonelective Contributions.

Qualifying Employer Securities shall have that meaning as defined in Section 407(d)(5) of the Act.

Rollover Account. The portion of a Participant's Account attributable to Rollover Contributions or the total of the Adjustments attributable to such Rollover Contributions.

Rollover Contribution  See Section 4.05.

Spouse shall mean the person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

Termination Date shall mean the first to occur of the following events:

         (a)     Voluntary resignation from service of the Employer; or

         (b)     Discharge from the service of the Employer by the Employer; or

         (c) Termination on or after attaining age 65 (normal retirement date); or

         (d)     Death; or

         (e)     Permanent Disability; or

         (f) The first anniversary of the date the Employee ceases Employment for any reason not described above, e.g., vacation, holiday, sickness, disability (but not a Permanent Disability resulting in a Distribution from the Plan), leave of absence, or layoff.

If, however, an Employee terminates his Employment on account of an event described in paragraphs (a) - (c) above and the Employee performs an Hour of Service within twelve months following such Termination Date (or such lesser period as provided in Treasury Regulation Section 1.410(a)-7(d)(iii)(B)), the Employee shall be considered as having been in active Employment during such period of absence. An Employee on Authorized Absence will not have a Termination Date earlier than the end of such Authorized Absence.

Treasury Regulation means regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

Trust or Trust Agreement shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the Fund, and all amendments thereto which may hereafter be made. It is expressly intended that (if the Committee so directs) multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)- 1(b)(1) of the Treasury Regulations. The term Trust Fund shall also be deemed to include any fund existing pursuant to any deposit administration or group annuity contract between the Company and/or the Trustee and an Insurer. Each trust agreement or contract with an Insurer established pursuant to this Plan shall be listed on Schedule D.

Trustee shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee pursuant to the Plan.

Valuation Date. It is intended that the assets of the Plan will be invested in daily valued investment funds. Accordingly, the term "Valuation Date" shall mean each day of the calendar year during which the Trustee determines the fair market value of the assets held in the Investment Funds.

Other Rules. A defined term, such as "Termination," will normally govern the definitions of derivatives therefrom, such as "Terminate," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                   ARTICLE 3

                                 PARTICIPATION

3.01      Participation

          (a) Each Eligible Employee who is a Participant in the Prior Plan on the day preceding the Effective Date of this Plan shall be a Participant in this Plan on the Effective Date (provided he is employed on the Effective Date).

          (b) An Eligible Employee who is not described in subsection (a) above shall become a Participant in the Plan on the Entry Date next following the later of (i) the date on which the Employee has both completed one Year of Eligibility Service and attained age 21 or (ii) the date the Employee becomes a member of the class of Eligible Employees. See Section 3.04 below for special rules that apply to new Employees following an acquisition.

          (c) If an Eligible Employee either (i) is not employed or (ii) is no longer an Eligible Employee on the earliest Entry Date on or after which such Employee satisfied the requirements described above, but returns to work or again becomes an Eligible Employee before incurring a Break in Service, such Eligible Employee shall commence participation on the date such Employee returns to work or again becomes an Eligible Employee. If the Employee returns to work or again becomes an Eligible Employee after a Break in Service, such Employee must again satisfy the requirements of Section 3.01(b).

          (d) An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries and may elect to make Pre-Tax Contributions.

3.02      Year of Eligibility Service

          (a) 1,000 Hour Rule. A Year of Eligibility Service is determined under the 1,000 Hours of Service method. Accordingly, an Employee shall receive one Year of Eligibility Service upon completing a twelve consecutive month period of Employment during which the Employee earns at least 1,000 Hours of Service. The initial twelve month period shall be the twelve consecutive month period commencing on the Employee's date of hire or rehire. If the Employee fails to complete 1,000 Hours of Service during this 12 month period, the Employee shall receive a Year of Eligibility Service upon completing at least 1,000 Hours of Service during a Plan Year (commencing with the Plan Year during which the Employee's first anniversary of his date of hire occurs).

          (b) Break in Service. For purposes of this Article 3, an Employee shall not receive credit for any Hours of Service during any period of Employment which precedes a Break in Service if, at the time of the Break in Service, the Employee had never been a Participant in the Plan.

          (c) Authorized Absence. A period during which an Employee is on Authorized Absence shall not count towards the Employee's Break in Service if such Employee resumes Employment immediately after the end of such Authorized Absence.

3.03      Participation and Rehire.

          (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant's Termination Date. On or after his Termination Date, the Employee shall be known as a Former Participant and his benefits shall thereafter be governed by the provisions of Article 8. The individual's status as a Former Participant shall cease as of the date the individual ceases to have any balance in his Account. If a Participant ceases to be an Eligible Employee but does not have a Termination Date, then such person shall continue to be known as a "Participant," but shall not be eligible to make Pre-Tax Contributions and shall not be eligible to receive Employer Contributions.

          (b) Rehire of Person who was a Participant in this Plan. An Eligible Employee who was a Participant in this Plan at the time of his Termination Date and who is subsequently rehired by an Employer, shall be eligible to immediately participate in this Plan on the date of his rehire or, if later, on the date he becomes an Eligible Employee.

3.04      Acquisitions.

          If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine whether and to what extent employment with such prior employer shall be treated as Years of Eligibility Service, the applicable Entry Date (or special entry date) for such acquired employees, and any other terms and conditions which apply to eligibility to participate in this Plan. Such terms and conditions shall be set forth in Schedule A or Schedule B to this Plan by action of the Committee. Except to the extent required by law, employees of an acquired business which is not identified in Schedule A or Schedule B shall not receive credit under this Plan for their prior employment with the acquired business.

3.05      Not Contract for Employment.

          Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.

                                   ARTICLE 4

                             PRE-TAX CONTRIBUTIONS


4.01     Pre-Tax Contributions.

         Effective on the Participant's initial Entry Date, a Participant may elect to make Pre-Tax Contributions to the Plan. If a Participant fails to elect to make Pre-Tax Contributions at that time, a Participant may elect to make Pre-Tax Contributions to the Plan effective as of the first day of any subsequent month (except during periods of suspension -- see Section 4.03). A Participant's Pre-Tax Contributions to the Plan shall be made by means of payroll deduction. A Participant may contribute as a Pre-Tax Contribution any whole percentage from 1% to 16% of his Compensation during any Plan Year.

4.02     Elections Regarding Pre-Tax Contributions.

         (a) Procedure for Making Elections. Elections by a Participant to make Pre-Tax Contributions to the Plan shall be made in writing on a form prescribed by the Committee and by designating on such form the percentage of Compensation that will be contributed as a Pre-Tax Contribution during each pay period. The election to make Pre-Tax Contributions shall be effective no earlier than the first day of the Participant's normal pay period beginning at least 30 days after the Employer receives such election form (or such smaller number of days as determined by the Committee on a nondiscriminatory basis).

         (b) Treatment as 401(k) Contributions. It is expressly intended that, to the extent allowable by law, Pre-Tax Contributions shall not be included in the gross income of the Participant for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code
                 Section 401(k).

         (c) Additional Limitations of Pre-Tax Contributions. Pre-Tax Contributions shall be subject to the limitations described in
                 Section 12.02 (maximum dollar contribution limit), Section
                 12.03 (ADP non-discrimination test) and Article 14 (Code
                 Section  415 limit).

4.03     Change in Employee Contribution Percentage or Suspension of
         Contributions.

         (a) Change of Contribution Percentage. A Participant may increase or decrease the percentage of his Compensation contributed as a Pre-Tax Contribution only on January 1 or July 1 of each Plan Year by delivery of written notice to the Committee. In order to be effective, the Participant must notify the Committee at least 30 days prior to the date that the increase or decrease will become effective (or such lesser number of days as determined by the Committee on a nondiscriminatory basis).

         (b) Suspension of Contributions. A Participant may suspend his Pre-Tax Contributions at any time by properly completing a form prescribed by the Committee. The suspension of Pre-Tax Contributions will be effective on the first day of the Participant's normal payroll period that begins 30 days after the Participant delivers the completed form to the Committee. A Participant may resume making Pre-Tax Contributions on the first day of any month which is at least six months after the effective date of such suspension of contributions and only after informing the Committee in writing at least 30 days prior to the date on which the Pre-Tax Contributions are to resume. The Committee, on a nondiscriminatory basis, may prescribe a lesser number of days on which the suspension or resumption of Pre-Tax Contributions is to be effective. A Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after the Participant is not in receipt of Compensation, the Participant's layoff or the Participant's Authorized Absence without pay.

         (c)       Other Rules.

                  (1) See Section 9.03 for circumstances under which a Participant's Pre-Tax Contributions could be suspended for a period of at least 12 months after such Participant receives a hardship distribution.

                  (2)     In order to satisfy the provisions of Article 12 and
                          Article 14, the Committee may from time to time either temporarily suspend the Pre-Tax Contributions of Highly Compensated Employees or reduce the maximum permissible Pre-Tax Contribution that may be made to the Plan by Highly Compensated Employees.

                  (3) Any reduction, increase, or suspension of Pre-Tax Contributions described in this Article 4.03 shall be made in such manner as the Committee may prescribe from time to time consistent with the provisions of this Article.

4.04 Deadline for Contributions and Allocation of Pre-Tax Contributions. Pre-Tax Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee as promptly as possible after the end of each regular pay period but in no event later than 90 days after such Pre-Tax Contributions have been retained by the Employer.

4.05     Rollover Contribution

         (a) Without regard to any limitation on contributions set forth in this Article, a Participant shall be permitted, if the Committee consents (based on non-discriminatory criteria), to transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

                  (1) was received by the Participant from a Qualified Plan maintained by a previous employer of the Participant and qualifies as a rollover contribution within the meaning of Code Section 402(a)(5) or

                  (2) was received by the Participant from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code Section 408(d)(3)(A)(ii).

                   Under either (1) or (2) above, a Participant may make a Rollover Contribution only if the Employer acquired the assets or stock of the Participant's previous employer and the Rollover Contribution originated from the Qualified retirement plan of such previous employer.

         (b) Such property shall be held by the Trustee in the Employee's Rollover Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Employee upon Termination Date in the manner provided in Article 8.

         (c) See Section 8.07 regarding the right of a Participant to request a trustee to trustee transfer of the Participant's Account in lieu of a distribution of such Account.

                                   ARTICLE 5

                             EMPLOYER CONTRIBUTIONS


5.01     Employer Matching Contribution.

          (a) Eligibility to Receive Matching Contribution. The Employer shall contribute to the Employer Matching Contribution Account of each Participant who is employed on the last day of a calendar month and who made a Pre- Tax Contribution during such calendar month.

          (b) Amount of Employer Matching Contribution. The Employer Matching Contribution shall equal the lesser of 20% of the Participant's Pre-Tax Contributions made during the calendar month or 20% of the Participant's first 6% of Compensation for such month (1.2% of Compensation).

          (c) Employment on Last Day of Month. For purposes of allocating an Employer Matching Contribution, any Participant who either has a Termination Date on or after attaining age 65 or has a Termination Date on account of death or Permanent Disability shall be deemed to be employed on the last day of the month in which such Termination of Employment occurred. In addition, certain Participants who have a Termination Date during the Plan Year may be treated as being employed for purposes of receiving an Employer Matching Contribution if such treatment is necessary to enable the Plan to satisfy the requirements of Code Sections 410(b), 401(a)(26) or 401(a)(4).

          (d) Qualifying Employer Securities. The Employer Matching Contributions are intended to be comprised primarily of Qualifying Employer Securities (i.e., Common Stock). It is hereby expressly provided that the Plan may acquire and hold Qualifying Employer Securities.

5.02     Qualified Nonelective Contributions.

         In the sole discretion of the Employer, an additional Employer Contribution may be made to the Plan which shall be known as a "Qualified Nonelective Contribution." Such contribution shall be made in order to satisfy the requirements of Article 12, and shall be allocated to the Qualified Nonelective Contribution Accounts of those Non-highly Compensated Employees selected by the Committee at the time such Qualified Nonelective Contribution is made, or as soon thereafter as possible.

5.03     Form and Timing of Contributions.

          (a) Employer Contributions shall be made in cash or in Qualifying Employer Securities. Employer Matching Contributions shall be delivered to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions. Qualified Nonelective Contributions shall be delivered to the Trustee on or before the last day of the twelfth month following the close of the Plan Year to which the contribution relates.

          (b) Except as provided in this Section 5.03, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

          (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a) or upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable. All contributions to this Plan are expressly conditioned on the deductibility of such contributions under Code Section 404.

5.04      Forfeitures.

          Forfeitures shall first be applied to restore amounts previously forfeited pursuant to Section 7.05(c). Next, forfeitures shall be used to pay expenses of the Plan which may be paid by the Plan in accordance with the provisions of ERISA. Thereafter any remaining forfeitures shall be allocated equally on a per capita basis among the Employer Matching Contribution Accounts of all Participants who are (i) actively employed on the last day of the calendar month in which the forfeiture occurred and (ii) who made an Elective Deferral during such calendar month or during any prior month of the Plan Year. See Section 7.05 to determine when a forfeiture of a Participant's Account occurs.

                                   ARTICLE 6

                            ACCOUNTS AND ALLOCATIONS


6.01     Participant Accounts.

          (a) Individual Account Plan. This Plan is an "individual account plan," as that term is used in ERISA. A separate Account shall be maintained for each Participant, former Participant or Beneficiary, so long as he has an interest in the Trust Fund.

          (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

                   (1) The Pre-Tax Contribution Account, which shall reflect Pre-Tax Contributions contributed to this Plan and any Adjustments thereto.

                   (2) The Employer Matching Contribution Account, which shall reflect Employer Matching Contributions contributed to this Plan and any Adjustments thereto.

                   (3) The Prior Employer Account, which shall reflect assets transferred to this Plan directly from a trustee of another Qualified Plan to the Trustee of this Plan (and Adjustments thereto). The Prior Employer Account shall be further divided into such additional sub-portions as the Committee deems necessary or appropriate to maintain, including assets contributed to the Qualified Plan as pre-tax contributions, after-tax contributions, employer matching contributions, rollover contributions, etc. To the extent deemed appropriate, portions or sub-portions of this Account may be allocated to and held in other Accounts. For example, pre-tax contributions transferred to this Plan from another Qualified Plan, may be allocated to and held as part of the Pre-Tax Contribution Account.

                   (4) The Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

                   (5) The Qualified Nonelective Contribution Account, which shall reflect Qualified Nonelective Contributions contributed to this Plan and any Adjustments thereto.

                   In addition, the Committee may divide such sub-accounts into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

          (c) Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

                   (1) his total Account as determined on the immediately preceding Valuation Date, plus

                   (2) his Pre-Tax Contributions added to his Account since the immediately preceding Valuation Date, plus

                   (3) his Employer Contributions added to his Account since the immediately preceding Valuation Date, plus

                   (4) his Rollover Contributions or amounts transferred to this Plan from the trustee of another Qualified plan and which were added to his Account since the immediately preceding Valuation Date, minus

                   (5) his Distributions, if any, since the immediately preceding Valuation Date, plus or minus

                   (6)     his allocable share of Adjustments.

6.02     Allocation of Adjustments.

         The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each such Account bears to the total of all such Accounts. Such Valuation shall occur prior to the allocation of Employer Contributions, Pre-Tax Contributions, Rollover Contributions and transfers to this Plan from the trustee of another Qualified plan but after taking into account all Distributions since the prior Valuation Date.

6.03     Allocation of Dividends

         Any cash or stock dividend received on shares of Company Stock allocated to a Participant's Common Stock Fund shall be allocated to such Participant's Common Stock Fund.

6.04     Adjustment Attributable to Plan Loans.

         The Adjustment that is allocable to the Participant's directed investment of his loan shall be the interest payments made by the Participant with respect to such loan since the immediately preceding Valuation Date.

6.05     Plan Expenses.

         The Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants (other than the Company Stock Fund) in proportion to their Account balances.

6.06     Investment Funds and Elections

          (a) Election of Investment Funds. Each Participant shall direct, following such procedures as may be specified by the Committee, to have his Pre-Tax Contribution Account, Prior Employer Contribution Account, Rollover Account and Qualified Nonelective Contribution Account allocated or reallocated among the Investment Funds.

          (b) Account Balance as of December 31, 1993. Prior to the Effective Date, a Participant's Account (other than his Matching Employer Contribution Account) was invested in a fixed income fund. Each Plan Year, beginning on or after the Effective Date, a Participant may direct the Committee to transfer up to 25% of his pre-1994 Account that was invested in the fixed income fund to any of the other available Investment Funds.

          (b) Initial Investment Direction. A Participant's initial investment election must allocate his entire Account in 50% increments among the Investment Funds, as of the date of the directive, and all subsequent contributions to each sub-account for so long as the election remains in effect. An Employee who fails to make a proper investment election by the deadline established by the Committee for such purpose, shall be deemed to have elected to allocate 100% of his Account in the Investment Fund which, in the opinion of the Committee, best preserves the principal amount of the Participant's Account.

          (c) Subsequent Elections. Investment elections will remain in effect until changed by a new election. New elections may be made in 50% increments by a Participant once each calendar quarter. New elections may change future allocations to the Participant's Account, may reallocate between the Investment Funds any amounts previously credited to the Participant's Account, or may leave the allocation of such prior amounts unchanged.

          (d) Investment Options. The Committee shall select such Investment Funds as are deemed appropriate and shall notify affected Participants of such Investment Funds. The Committee may modify, eliminate or select new Investment Funds from time to time and shall notify affected Participants of such changes and solicit new investment elections, if appropriate.

          (e) Company Stock Fund. A Participant's Employer Matching Contribution Account shall consist primarily of Company Stock. Company Stock shall be held in the Participant's Common Stock Fund. Participants may not direct the investment of their Company Stock Fund and may not direct the Trustee to transfer other contributions (e.g., Pre- Tax Contributions, etc.) to the Common Stock Fund.

6.07     Errors.

         Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

                                   ARTICLE 7.

                                    VESTING


7.01     Termination Date On or After Age 65.

         A Participant who has a Termination Date on or after attaining age 65 shall be 100% vested in his Account. Such Account will be distributed on the date and in the form specified in Article 8.

7.02     Permanent Disability.

         A Participant who has a Termination Date on account of Permanent Disability shall become 100% vested in his Account as of the date of such Permanent Disability and shall be entitled to a Distribution of his Account on the date and in the form specified in Article 8.

7.03     Death.

         A Participant who has a Termination Date on account of death shall become 100% vested in his Account. The Participant's Beneficiary shall receive a Distribution of such Account on the date and in the form specified in Article 8.

7.04     Other Termination Date.

         (a) In General. For any reason other than a Termination Date on or after age 65, Permanent Disability or death, the Participant shall be entitled to the vested portion of his Account, which shall be distributed on the date and in the form specified in Article 8.

         (b) 100% Vesting in Certain Sub-Accounts. A Participant shall always be one hundred percent (100%) vested in his Pre- Tax Contribution Account, Qualified Nonelective Contribution Account, and Rollover Account.

         (c) Three Year Vesting For Certain Sub-Accounts. Any Participant who has three or more Years of Credited Service shall be 100% vested in his Employer Matching Contribution Account. If a Participant has less than three Years of Credited Service at the time he has a Termination Date, the Participant shall forfeit all amounts held in his Employer Matching Contribution Account.

         (d) Prior Employer Account. See Schedule C for the vesting provisions applicable to a Participant's Prior Employer Account.

         (e) Forfeiture. That portion of the Participant's Account which is not vested upon the Participant's Termination Date shall be forfeited in accordance with Section 7.05.

7.05     Forfeitures.

         (a) No Distribution of Account Prior to Break in Service. A Participant who has a Termination Date but who does not receive a Distribution of his vested Account prior to incurring a Break in Service shall, upon incurring the Break in Service, forfeit the non-vested portion of his Account. If the terminated Participant resumes Employment with the Employer prior to incurring a Break in Service, then the Participant's entire Account, unreduced by any forfeiture, shall become his beginning Account on the date he resumes participation in the Plan.

         (b) Distribution of Vested Account Prior to Break in Service. A Participant who has a Termination Date and receives a Distribution of his entire vested Account prior to incurring a Break in Service, shall, upon such Distribution, forfeit the non-vested portion of his Account. A Participant who is not vested in his Account shall be deemed to have received a Distribution of his entire vested account upon his Termination Date and the Participant's non- vested Account shall be immediately forfeited.

         (c) Repayment of Account; Restoration of Non-Vested Account. Except as provided below, a Participant who is re-hired by the Employer shall have the right to repay to the Plan the portion of the Participant's Account which was previously distributed to him. In the event the Participant repays the entire Distribution he received from the Plan, the Employer shall restore the non-vested portion of the Participant's Account.
                 A Participant's Account shall first be restored, to the extent possible, out of forfeitures under the Plan in the Plan Year in which he was reemployed. To the extent such forfeitures are insufficient to restore the Participant's Account, restoration shall be made from Employer Contributions. A Participant who was deemed to have received a Distribution of his vested Account (see subsection (b) above) shall be deemed to have repaid such vested Account if such Participant is rehired before incurring a Break in Service.

         (d) Restrictions of Repayment Account. Notwithstanding anything to the contrary in this Plan, a Participant shall not have the right to repay to the Plan the portion of his Account which was previously distributed to him after any of the following events: (i) the Participant incurs a Break in Service before returning to Employment, (ii) the Participant fails to repay the prior Distribution within five years after the Participant is re-employed by the Employer, or (iii) the Participant received a Distribution of his entire Account balance at the time of such earlier Distribution.

         (e) Allocation of Forfeitures. See Section 5.04 for the allocation of forfeitures.

                                   ARTICLE 8

                                 DISTRIBUTIONS


8.01     Commencement of Distribution.

         (a) Termination of Employment. If a Participant has a Termination Date other than on account of death, the Participant's Account will commence to be distributed no later than 60 days following the end of the Plan Year in which such Participant requests a Distribution of his Account. Such request shall be made on a form provided by the Committee. See Section 8.01(c) for circumstances where the Participant's consent to a Distribution is not required.

         (b) Death. If a Participant has a Termination Date on account of death, the Participant's Account shall be distributed within 90 days after the Participant's death unless the particular facts and circumstances require a longer waiting period. However, if the Spouse is the Participant's Beneficiary, the Spouse may delay the distribution of the Participant's Account until the latest date possible under Section 8.05 (relating to mandatory distributions upon attaining age 70-1/2).

         (c) Consent of Participant. A Participant's consent to a Distribution of his Account shall not be required in the circumstances described below, and the Committee shall direct the Trustee to distribute the Participant's Account as provided below:

                 (i) Account Less Than $3,500. If the Participant's vested Account balance is less than or equal to $3,500 at the time of the Distribution, such Account will be distributed in a lump sum no later than 60 days after the end of the Plan Year in which such Termination Date occurred.

                 (ii)     Age 70-1/2.  If a distribution is required under
                          Section 8.05 (relating to mandatory distributions for Participants age 70-1/2), the Participant's Account will be distributed as provided in such Section.

                 (iii) Termination Date On or After Age 65. If a Participant has incurred a Termination Date and is age 65 or older, the Plan shall begin distribution of the Participant's Account no later than 60 days following the end of the Plan Year in which the Participant attains age 65 or, if later, within 60 days following the end of the Plan Year in which the Participant has a Termination Date.

         (d) Hardship Withdrawals. Hardship withdrawals (see Article 9) shall commence no later than ninety (90) days after such request is approved by the Committee.

         (e) Committee Direction to Trustee. The Committee shall issue directions to the Trustee concerning the recipient and the distribution date of benefits which are to be paid from the Trust pursuant to the Plan.

         (f) Committee Guidelines. The Committee may establish for administrative purposes, uniform and nondiscriminatory guidelines concerning the commencement of benefits.

8.02     Method of Distribution.

         (a) Lump Sum Payment. Distribution of the Participant's Account will be made in a lump sum cash amount. However, see Schedule C for other optional distribution forms that may be applicable to the Participant's Prior Employer Account.

         (b) Form of Payment. Distributions shall be in cash. However, if the value of the vested Qualifying Employer Securities that are allocated to the Participant's Account equals or exceeds $1,000, the Participant shall have the option of receiving whole shares of such Qualifying Employer Securities in lieu of cash. Fractional shares, if any, shall be paid in cash. Notwithstanding the foregoing, any in-service withdrawals shall be paid in cash.

8.03     Payment to Minors and Incapacitated Persons.

         In the event that any amount is payable to a minor or to any person who, in the judgment of the Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Committee, in its sole discretion, shall determine:

         (a) By payment to the legal representative of such minor or such person;

         (b)     By payment directly to such minor or such person;

         (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Trustee shall make such payments as directed by the Committee without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

8.04     Application for Benefits.

         The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

8.05     Special Distribution Rules.

         (a) To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan. For example, if the only distribution method permitted under the Plan is a lump sum, then distributions under this Section 8.05 may only be made in a lump sum. In addition, if the Plan requires distributions to commence at age 65 for Participants who have terminated Employment, distributions must commence at age 65 and may not be delayed to age 70-1/2.

         (b) In no event may the distribution of a Participant's Account commence later than April 1 following the calendar year in which the Participant attains age 70-1/2 (the "required beginning date"). However, if a Participant attained age 70-1/2 prior to January 1, 1988 and is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Account shall commence to be distributed no later than April 1 following the calendar year in which incurs his Termination Date. Notwithstanding the preceding distribution requirements, a distribution on behalf of any Participant may be made in accordance with a benefit payment election executed before January 1, 1984 in a manner that satisfies the requirements of the transitional rule of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

         (c) The entire account balance of each Participant shall be distributed, beginning not later than the required beginning date, in a single lump sum. The initial distribution shall be based on the Participant's account balance as of the December 31 preceding the required beginning date. During the calendar year which begins after the required beginning date (and in each calendar year thereafter), the Participant's entire account balance shall be distributed in a single lump sum based on the value of such account balance as of the first day of such calendar year.

         (d) If a Participant dies before distribution of the Participant's Account has begun in accordance with paragraph (c) above, the Participant's entire vested Account must be distributed in a lump sum within 90 days of the Participant's death unless the Participant's Account is payable to or for the benefit of his Spouse. If the Beneficiary is the Participant's Spouse, the Spouse may delay a lump sum distribution of the Participant's Account until the date on which the Participant would have attained age 70-1/2.

         (e) Notwithstanding anything to the contrary herein, distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service.

8.06     Distributions Pursuant to Qualified Domestic Relations Orders.

         Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

8.07     Direct Rollovers.

         (a) In General. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

         (b)     Definitions.

                 Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                 Section 408(b) of the Code, an annuity plan described in
                 Section 403(a) of the Code, or a qualified trust described in
                 Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                 Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                 Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (c) Waiver of 30-day Notice. If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                 (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                 (2) the Participant, after receiving the notice, affirmatively elects a distribution.

8.08      Participant Withdrawals After Age 59-1/2.

          At any time after a Participant attains age 59-1/2, the Participant may elect to withdraw a part or all of his vested

          Account (including any earnings thereon). In no event shall a Participant be permitted to repay the amount of his or her in-service withdrawal. If the Participant withdraws only a portion of his vested Account, the Committee shall determine (in a nondiscriminatory manner) the source of the Accounts and Investment Funds from which the withdrawal shall be made.

                                   ARTICLE 9

                          HARDSHIP WITHDRAWALS; LOANS


9.01     Hardship Withdrawal of Account.

         (a) In General. Any Participant may request the Committee to distribute to him part or all of his vested Account (other than amounts held in the Participant's Qualified Nonelective Contribution Account, amounts used as collateral for a Participant loan and certain earnings on the Participant's Account as provided below). The Committee shall determine (in a nondiscriminatory manner) the source of the Accounts (other than the Accounts and amounts identified above) and Investment Funds from which the withdrawal shall be made.

         (b) No Distribution of Earnings. Income or gain that is allocated to the Participant's Pre-Tax Contribution Account may not be distributed in a hardship withdrawal.

9.02     Definition of Hardship.

         Hardship shall mean an immediate and heavy financial need experienced by reason of:

         (a) Expenses of any accident to or sickness of such Participant, his Spouse or his dependents or expenses necessary to provide medical care for such Participant, his Spouse or his dependents;

         (b)     Purchase of a primary residence for such Participant;

         (c) Payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his Spouse, children or dependents;

         (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the Participant's principal residence; or

         (e) Other financial hardships as permitted by Treasury Regulations or other regulatory or judicial authority and approved by the Committee.

9.03     Maximum Hardship Distribution.

         A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Committee may require the Participant to satisfy any or all of the provisions described below in
         (a), (b), or (c) below as a condition precedent to the Participant receiving a hardship distribution:

         (a) No Other Sources Available. Certification by the Participant on a form provided by the Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Pre-Tax Contributions under the Plan; (4) by other in- service distributions (including loans) under the Plan and under any other plan maintained by the Employer; or (5) by borrowing from commercial lenders on reasonable commercial terms.

         (b) Receipt of all Distributions Available; Suspension of Future Contributions. Receipt by the Participant of all distributions that he is eligible to receive (including loans) under this Plan and under any other plan maintained by the Employer.

                 In addition, the Participant must agree to the following limitations and restrictions:

                 (1) The Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Pre-Tax Contributions only on the first day of a calendar month which is at least 12 months after the effective date of such suspension and only after informing the Committee in writing at least 30 days (or such lesser time as specified by the Committee) prior to the date on which the Pre-Tax Contributions are to resume.

                 (2) The maximum Pre-Tax Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Pre-Tax Contributions made by the Participant during the calendar year in which he received his hardship distribution.

                 (3) The Participant shall be prohibited under a legally enforceable agreement from making an employee contribution to any other plan maintained by the Employer for at least 12 months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a section 125 cafeteria plan.

         (c) Other. Any other condition or method approved by the Internal Revenue Service.

9.04     Procedure to Request Hardship.

         The request to receive a hardship distribution shall be made on such forms and following such procedures as the Committee may prescribe from time to time. Under no circumstances shall the Committee permit a Participant to repay to the Plan the amount of any withdrawal by a Participant under this Section.

9.05     Authority to Establish Loan Program.

         The Committee is authorized and directed to administer the loan program.

9.06     Eligibility for Loans.

         Loans shall be available to all Participants on a reasonably equivalent basis. For the purposes of receiving a loan, the term "Participant" shall include any Former Participant who is a "party in interest" as defined in Section 3(14) of ERISA.

9.07     Loan Amount.

         (a)     Minimum Loan.  No loan of less than $1,000 will be made.

         (b) Maximum Loan. A loan to any Participant (determined immediately after the origination of the loan) shall not exceed the lesser of:

                 (1) Fifty percent (50%) of the Participant's vested balance in his Account as of the Valuation Date with respect to which the loan is processed; or

                 (2) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made.

9.08     Maximum Number of Loans.

         No more than one loan may be made outstanding to any Participant at any time.

9.09     Assignment of Account.

         Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of the Participant's right, title and interest in and to his Account equal to the amount of the loan and shall be supported by any other reasonable security required by the Trustee.

9.10     Interest.

         Interest shall be charged on any such loan at a rate established from time to time by the Trustee provided such rate is equivalent to a rate that would be charged by a commercial lender for a similar loan.

9.11     Term of Loan.

         The maximum repayment term of any loan is five years unless the loan is used to acquire any dwelling unit which within a reasonable time after the loan is made is to be used as the principal residence of the Participant. The maximum repayment term for a loan used to acquire a dwelling unit shall be a reasonable time, as determined by the Committee, that may exceed five years but shall not exceed fifteen years. Except for Former Participants described in Section 9.06, the term of the loan may not extend beyond the Participant's Termination Date. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

9.12     Level Amortization.

         Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan. Loans to Participants in active Employment shall be repaid through payroll deductions and the Participant shall be required to authorize such payroll deduction as a condition to receiving the loan.

9.13     Directed Investment.

         A Participant who requests a loan shall be deemed to have directed the Committee to invest assets held in his Account by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn from the Participant's Account in the following order (and principal and interest loan repayments shall be added back to such Accounts in the same order):

         (a)     the Pre-Tax Contribution Account;

         (b)     the Rollover Account;

         (c)     the Qualified Nonelective Contribution Account;

         (d)     the Prior Employer Account; and

         (e)     the Employer Matching Contribution Account.

         Within each such Account the monies which are used to fund the Participant loan shall be withdrawn on a pro rata basis according to the value of the Investment Funds in which such Account was invested. Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the payment. However, if the Participant does not have an investment election in place at the time of repayment, the principal and interest payments will be allocated to the Participant's Investment Funds on a pro rata basis based on the Participant's investment election in place at the time the loan was made. If a loan is made out of the Participant's Employer Matching Contribution Account, repayment of principal and interest attributable to such Account shall be allocated to the Participant's Common Stock Fund.

9.14     Other Requirements.

         The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan application and the terms specified in such loan application are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application as it deems necessary to carry out the provisions of this Article Nine.

9.15     Distribution of Loan.

         Loan proceeds will be distributed as soon as practicable after the loan is approved and after the Participant completes all documentation necessary to make such loan.

                                   ARTICLE 10

                           ADMINISTRATION OF THE PLAN

10.01     Named Fiduciaries.

          The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

                       (i)   The Company;

                       (ii)  The Board;

                      (iii)  The Trustee;

                       (iv)  The Committee.

          The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

10.02     Board of Directors.

          (a) The Board shall have the following powers and duties with respect to the Plan:

                   (1) to appoint and remove the members of the Committee as provided herein; and

                   (2) to terminate the Plan in whole or in part pursuant to the procedures provided hereunder.

          (b) The Compensation and Stock Option Committee of the Board shall have the power to amend any or all of the provisions of the Plan. (However, see 10.04(c) for certain amendment powers granted to the Committee).

          (c) The Board shall have no other responsibilities with respect to the Plan.

10.03     Trustee.

          The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

10.04     Committee.

          (a) A Committee of one or more individuals shall be appointed by and serve at the pleasure of the Board to administer the Plan. Any Participant, officer, or director of the Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with the Employer, or upon ceasing to be an officer or director, if not an employee, he shall cease to be a member of the Committee. The Board shall have the right to remove any member of the Committee at any time, with or without cause. A member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be appointed by the Board. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

          (b) The Board shall appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 408 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

          (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

                   (1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

                   (2) To decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

                   (3) To determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

                   (4) To keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                   (5) To prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                   (6) To file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

                   (7) To file with the Secretary of the Treasury all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each;

                   (8) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law;

                   (9) To amend certain portions of this Plan as specifically delegated to the Committee in this Plan (e.g., any Schedule authorizing Affiliated Sponsors to participate in the Plan, etc.), to amend the Plan to comply with changes in law recommended by legal counsel that are necessary to maintain the tax qualified status of the Plan and to make other amendments to the Plan that do not materially increase the costs associated with the plan.

                   (10)    to appoint and remove the Trustee(s); and

                   (11) to adopt procedures for providing adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan is denied, which notice shall set forth the specific reasons for such denial (written in a manner calculated to be understood by the Participant or Beneficiary); and to provide a procedure for affording a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied, a full and fair review by the Committee of the decision denying the claim;

          (d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

10.05     Standard of Fiduciary Duty.

          Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 408 and 2003(a) of the Act or Section 4975 of the Code in the performance of its duties hereunder.

10.06     Claims Procedure.

          Any Participant, Former Participant, Beneficiary, or Spouse or authorized representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within sixty (60) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim.

          If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

          If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

          (1)      The specific reason or reasons for denial;

          (2) Specific reference to pertinent Plan provisions on which the denial is based;

          (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (4)      An explanation of the claims review procedures.

          Any Claimant whose claim for benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

          If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination of the Claimant.

          Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision.

          If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

          Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based.

10.07 Indemnification of Committee. To the extent permitted under the Act, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.

                                   ARTICLE 11

                           AMENDMENT AND TERMINATION

11.01     Right to Amend

          The Company intends for the Plan to be permanent so long as the corporation exists; however, (through action of the Committee) it reserves the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Sections 40l(a) and 401(k) of the Code or to insure compliance with the Act; provided, however, that the Committee shall not have the authority to amend this Plan in any manner which will:

          (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

          (b) Cause or permit any portion of the funds to revert to or become the property of the Employer;

          (c) Change the duties, liabilities, or responsibilities of the Trustee without its prior written consent.

          See Section 16.11 regarding the power of an Affiliated Sponsor to amend or terminate the Plan.

11.02     Termination or Discontinuance of Contributions

          The Company shall have the right at any time to terminate this Plan (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to Distributions in proportion to the Accounts of such Participants and other Distributees as of the date of such Termination. In the event that this Plan is partially terminated, then the provisions of this
          Section 11.02 shall apply, but solely with respect to the Employees affected by the partial termination. The termination of sponsorship of the Plan by any Affiliated Sponsor shall not affect the sponsorship of the Plan by the Company or any other Affiliated Sponsor.

11.03     IRS Approval of Termination.

          Notwithstanding Section 11.02, the Trustee shall not be required to make any Distribution from this Plan in the event of complete or partial termination until the authorized officials of the Internal Revenue Service shall have determined that there will be no liability against the Trustee by reason of such Distribution.

                                   ARTICLE 12

                          SPECIAL DISCRIMINATION RULES


12.01    Definitions.

         Actual Contribution Percentage or ACP shall mean the ratio (expressed as a percentage) of (i) the sum of the Employer Matching Contributions on behalf of the Participant for the Plan Year and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Elective Deferrals and Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Elective Deferrals and Qualified Nonelective Contributions in computing the ACP for a Plan Year. An Employer may elect on an annual basis to count a Participant's Employer Matching Contribution toward satisfying the required minimum contribution under
         Section 15.03 (minimum contribution for Non-Key Employees in a top-heavy plan) in lieu of including such contributions in the ACP.
         If a Participant (as defined below) does not receive an allocation of Employer Contributions for a Plan Year, such Participant's ACP for the Plan Year shall be zero.

         Actual Deferral Percentage or ADP shall mean the ratio (expressed as a percentage) of (i) the sum of Pre-Tax Contributions on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-highly Compensated Employee) and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Nonelective Contributions in computing the ADP for a Plan Year. In the case of a Participant (as defined below) who does not make a Pre-Tax Contribution for a Plan Year and is not allocated a Qualified Nonelective Contribution for such Plan Year, such Participant's ADP for the Plan Year shall be zero.

         Average Actual Contribution Percentage shall mean the average (expressed as a percentage) of the Actual Contribution Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Combined ADP and ACP Test shall have the meaning as defined in Section 12.09.

         Compensation for purposes of this Article 12 shall be that definition selected by the Committee that satisfies the requirements of Code Section Section 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If the Committee fails to select a definition of Compensation for purposes of this Article 12, Compensation (for purposes of Article 12) shall have the same meaning as defined in Article 2.

         Employer Matching Contributions. For purposes of this Article 12, an Employer Matching Contribution for a particular Plan Year includes only those contributions that are (i) allocated to the Participant's Account under the Plan as of any date within such Plan Year, (ii) contributed to the Trust no later than the end of the 12-month period following the close of such Plan Year, and (iii) made on account of such Participant's Pre-Tax Contributions for the Plan Year.

         Excess Deferrals shall have that meaning as defined in Section 12.02.

         Excess ACP Contributions shall have that meaning as defined in Section 12.08.

         Excess ADP Deferrals shall have that meaning as defined in Section
         12.05.

         Family Member.  See Article 13.

         Highly Compensated Employee.  See Article 13.

         Maximum Combined Percentage shall have the meaning as defined in
         Section 12.09(c).

         Non-highly Compensated Employee.  See Article 13.

         Participant. For purposes of this Article 12, a Participant shall mean any Eligible Employee who (i) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching Contribution is allocated due to the Eligible Employee's failure to make a required Pre-Tax Contribution, (ii) is eligible to make a Pre-Tax Contribution, including an Eligible Employee whose right to make Pre-Tax Contribution has been suspended because of an election not to participate or a hardship distribution, and (iii) is unable to receive an Employer Matching Contribution or make a Pre-Tax Contribution because his Compensation is less than a stated amount.

         Pre-Tax Contributions. For purposes of this Article 12, a Pre-Tax Contribution is taken into account only if the contribution (i) is allocated to the Participant's Account under the terms of the Plan as of any date within the Plan Year, and (ii) relates to Compensation that would have been received by the Participant during the Plan Year or within 2-1/2 months after the Plan Year but for the deferral election. A Pre-Tax Contribution is considered to be allocated as of a date within a Plan Year only if the allocation is not contingent on participation in the Plan or performance of service after the Plan Year to which the Pre-Tax Contribution relates.

         Qualified Elective Deferral shall mean Pre-Tax Contributions designated by the Committee as Qualified Elective Deferrals in order to meet the ACP testing requirements of Section 12.06. In addition, the following requirements must be satisfied:

         (1) The aggregate of all Pre-Tax Contributions for the Plan Year (including the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

         (2) The aggregate of all Pre-Tax Contributions for the Plan Year (excluding the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

         (3) Qualified Elective Deferrals must satisfy all other provisions of this Plan applicable to Pre-Tax Contributions and shall remain part of the Participant's Pre-Tax Contribution Account.

         (4) Except as provided by this definition, Qualified Elective Deferrals shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Section Section 401(a)(4) and 401(k)(3).

         Qualified Nonelective Contribution shall mean an Employer contribution designated by the Committee as a Qualified Nonelective Contribution in order to meet the ADP testing requirements of Section 12.03 or the ACP testing requirements of Section 12.06. In addition, the following requirements must be satisfied:

         (1) The Qualified Nonelective Contribution, whether or not used to satisfy the requirements of Sections 12.03 or 12.06, must meet the requirements of Code Section 401(a)(4).

         (2) Qualified Nonelective Contributions which are taken into account in order to meet the requirements of Section 12.03 or
                 12.06 (as applicable) shall not be counted in determining whether the testing requirements of any of such other Sections are met.

         (3) The Qualified Nonelective Contributions shall be subject to all provisions of this Plan applicable to Pre-Tax Contributions (except that Qualified Nonelective Contributions cannot be distributed in a hardship distribution).

         (4) Except as provided in this paragraph, the Qualified Nonelective Contributions shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Section Section 401(a)(4) and 401(k)(3).

12.02    $7,000 Limit on Pre-Tax Contributions.

         (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Pre-Tax Contributions during a calendar year may not exceed $7,000 (or such greater amount as established by the Secretary of the Treasury pursuant to Code
               Section 402(g)(5)). Any Pre-Tax Contributions in excess of the foregoing limit ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the calendar year in which the Pre-Tax Contributions were made.


         (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests (or is deemed to request) the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and (3) the Committee designates the distribution as a distribution of an Excess Deferral.

         (c) If a Participant makes a Pre-Tax Contribution under this Plan and in the same calendar year makes a contribution to a Code
               Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan) or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 12.02(a) and (b) the aggregate of all such Pre-Tax Contributions and contributions exceed the limitations contained in Code Section 402(g), then such Participant may request that the Committee return all or a portion of the Participant's Pre-Tax Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such Pre-Tax Contributions and contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

         (d) Any request for a return of Excess Deferrals arising out of contributions to a plan described in Section 12.02(c) above which is maintained by an entity other than the Employer must:

                 (1)      be made in writing;

                 (2) be submitted to the Committee not later than the March 1 following the Plan Year in which the Excess Deferral arose;

                 (3)      specify the amount of the Excess Deferral; and,

                 (4) contain a statement that if the Excess Deferral is not distributed, it will, when added to amounts deferred under other plans or arrangements described in Section Section 401(k), 408(k),or 403(b) of the Code, exceed the limit imposed on the Participant by
                          Section 402(g) of the Code for the year in which the Excess Deferral occurred.

                 In the event an Excess Deferral arises out of contributions to a plan (including this Plan) described in Section 12.02(c) above which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

         (e) Pre-Tax Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral.
                 Excess Deferrals shall be treated as annual additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Pre-Tax Contributions for such calendar year.

         (f) The income or loss allocable to a Pre-Tax Contribution that is returned to a Participant pursuant to Section 12.02(a) or (c) shall be determined by multiplying the income or loss allocable to the Participant's Account for the calendar year in which the Excess Deferral arose by a fraction. The numerator of the fraction is the Excess Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the calendar year in which the Excess Deferral arose reduced by any income allocated to the Participant's Account for such calendar year and increased by any loss allocated to the Participant's Account for such calendar year.

         (g) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 12.02(b) shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the period commencing on January 1 of the calendar year in which the Pre-Tax Contribution was made and ending on the date the Excess Deferral was distributed.

         (h) Any Employer Matching Contribution allocable to an Excess Deferral that is returned to a Participant pursuant to this
                 Section 12.02 shall be forfeited
                 notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant as an Excess Deferral shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, if the Pre-Tax Contributions that are returned to the Participant as Excess Deferrals were not matched, no Employer Matching Contribution will be forfeited.

12.03    Average Actual Deferral Percentage.

         (a) The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                 (1) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                 (2) The excess of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

         (b) The permitted disparity between the Average Actual Deferral Percentage for Highly Compensated Employees and the Average Actual Deferral Percentage for Non-Highly Compensated Employees may be further reduced as required by Section 12.09.

         (c) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.03(a), the Employer may do any or all of the following, except as otherwise provided in the Code or Treasury Regulations:

                 (1) Distribute Pre-Tax Contributions to certain Highly Compensated Employees as provided in Section 12.05; or

                 (2) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Pre-Tax Contributions Deferrals as provided in Section 12.01 (definition of ADP).

12.04    Special Rules For Determining Average Actual Deferral Percentage.

         (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Pre- Tax Contributions allocated to his Account under two or more arrangements described in Section 401(k) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such Pre-Tax Contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Pre-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) For purposes of determining the ADP of a Highly Compensated Employee who is either a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the Pre-Tax Contributions and Compensation of such Participant shall include the Pre-Tax Contributions and Compensation of his Family Members. Any person who is a Family Member shall not be treated as a separate Employee in determining the Average Actual Deferral Percentage for either Non-highly Compensated Employees or for Highly Compensated Employees.

         (d) The determination and treatment of the Pre-Tax Contributions and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

12.05    Distribution of Excess ADP Deferrals.

         (a) Pre-Tax Contributions exceeding the limitations of Section 12.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferral shall be designated by the Committee as Excess ADP Deferrals and shall be distributed to Highly Compensated Employees whose Accounts were credited with Excess ADP Deferrals in the preceding Plan Year. In determining the amount of Excess ADP Deferrals for each

                 Highly Compensated Employee, the Committee shall reduce the ADP for each Highly Compensated Employee as follows:

                 (1) The ADP for the Highly Compensated Employee(s) with the highest ADP will be reduced until equal to the second highest ADPs under the Plan; then

                 (2) The ADP for the two (or more) Highly Compensated Employees with the highest ADPs under the Plan will be reduced until equal to the third highest ADP level under the Plan; then

                 (3) The steps described in (1) and (2) shall be repeated with respect to the third and successive highest ADP levels under the Plan until the Plan complies with one or both of the ADP tests described in Section 12.03(a).

         (b) To the extent administratively possible, the Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as annual additions under the Plan.

         (c) The income or loss allocable to Excess ADP Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ADP Deferrals arose by a fraction. The numerator of the fraction is the Excess ADP Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the Plan Year in which the Excess ADP Deferrals arose reduced by any income allocated to the Participant's Account for such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 12.02(a) or (b) for any taxable year of a Participant, then any Excess ADP Deferral allocable to such Participant for the same Plan Year in which such taxable year ends shall be reduced by the amount of such Excess Deferral.

         (e) Distribution of Excess ADP Deferrals to Participants described in Section 12.04(c) shall be made in accordance with the provisions of Treasury Regulation Section
                 1.401(k)-1(f)(5)(ii) or any successor Treasury Regulation thereto.

         (f) Any Employer Matching Contribution allocable to an Excess ADP Deferral that is returned to the Participant pursuant to this
                 Section 12.05 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Pre-Tax Contributions shall be returned as an Excess ADP Deferral before matched Pre-Tax Contributions.

12.06    Average Actual Contribution Percentage.

         (a) The Average Actual Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Contribution Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                 (1) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                 (2) The excess of the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Contribution Percentage for Participants who are Non- highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

         (b) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.06(a), the Employer may do any or all of the following in order to comply with such provision as applicable (except as otherwise provided in the Code or in Treasury Regulations):

                 (1) Aggregate Qualified Elective Deferrals with the Employer Matching Contributions of Non-highly Compensated Employees as provided in Section 12.01 (definition of ACP).

                 (2) Distribute Employer Matching Contributions to certain Highly Compensated Employees as provided in Section 12.08.

                 (3) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Employer Matching Contributions as provided in Section 12.01 (definition of ACP).

12.07    Special Rules For Determining Average Actual Contribution Percentages.

         (a) The Actual Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Employer Matching Contributions allocated to his Account under two or more arrangements described in Section Section 401(a) or 401(m) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) For purposes of determining the Actual Contribution Percentage of a Highly Compensated Employee who is a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the Employer Matching Contributions and Compensation of such Participant shall include all Employer Matching Contributions and Compensation of Family Members. Family Members shall not be treated as separate Employees for purposes of determining the Average Actual Contribution Percentage for either Non-highly Compensated Employees or for Highly Compensated Employees.

         (d) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

12.08    Distribution of Employer Matching Contributions.

         (a)     Employer Matching Contributions exceeding the limitations of
                 Section 12.06(a) ("Excess ACP Contributions") and any income or loss allocable to such Excess ACP Contribution may be designated by the Committee as Excess ACP Contributions and may be distributed in the Plan Year following the Plan Year in which the Excess ACP Contributions arose to those Highly Compensated Employees whose Accounts were credited with

                 Excess ACP Contributions in the preceding Plan Year. The amount of Excess ACP Contributions to be distributed to a Highly Compensated Employee shall be determined using the procedure described in Section 12.05(a).

         (b) To the extent administratively possible, the Committee shall distribute all Excess ACP Contributions and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ACP Contributions arose. In any event, however, the Excess ACP Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ACP Contributions arose.

         (c) The income or loss allocable to Excess ACP Contributions shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ACP Contribution arose by a fraction. The numerator of the fraction is the Excess ACP Contributions. The denominator of the fraction is the value of the Participant's Account on the last day of the Plan Year reduced by any income allocated to the Participant's Account by such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d)     Amounts distributed to Highly Compensated Employees under this
                 Section 12.08 shall be treated as annual additions with respect to the Employee who received such amount.

         (e) Distribution of Excess ACP Contributions to Participants described in Section 12.08(c) shall be made in accordance with the provisions of Treasury Regulation Section
                 1.401(m)-1(e)(2)(iii) or any successor Treasury Regulations thereto.

12.09    Combined ACP and ADP Test.

         (a) The Plan must satisfy the Combined ACP and ADP Test described in this Section 12.09 only if (1) the Average Actual Deferral Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of the Non-highly Compensated Employees and (2) the Average Actual Contribution Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of the Non-highly Compensated Employees.

         (b) The Combined ACP and ADP Test is satisfied if the sum of the Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage is equal to or less than the Maximum Combined Percentage defined in paragraph (c) below.

         (c) The Maximum Combined Percentage shall be determined by adjusting the Non-highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage in the following manner:

                 (1) The greater of the two percentages shall be multiplied by 1.25; and

                 (2) The lesser of the two percentages shall be increased by two percentage points; however, in no event shall such adjusted percentage exceed twice the original percentage.

                 The sum of (1) and (2) shall be the Maximum Combined
                 Percentage.

                 Notwithstanding the foregoing, the Maximum Combined Percentage shall be determined in the following manner if such calculation results in a higher Maximum Combined Percentage than the formula specified above:

                 (1) The lesser of the Average Actual Deferral Percentage and Average Actual Contribution Percentage of the Non-Highly Compensated Employees shall be multiplied by 1.25; and

                 (2) The greater of such two percentages shall be increased by two percentage points; however, in no event shall such percentage exceed twice the original percentage.

         (d) In the event the Plan does not satisfy the Combined ADP and ACP Test, the Highly Compensated Employees' Average Actual Contribution Percentage shall be decreased by either distributing Employer Matching Contributions to certain Highly Compensated Employees by using the procedures described in
                 Section 12.08 or by making a Qualified Nonelective Contribution as provided in Section 12.06(b)(3) until the sum of such percentage and the Highly Compensated Employees' Average Actual Deferral Percentage equals the Maximum Combined Percentage.

         (e) If Employer Matching Contributions are distributed to certain Highly Compensated Employees in order to satisfy the Combined ADP and ACP Test, income or loss allocable to such Employer Matching Contributions shall also be distributed.

         (f) To the extent administratively possible, the Committee shall distribute the Employer Matching Contributions (if applicable) and allocable income or loss prior to 2-1/2 months following the end of the Plan Year for which the Combined ADP and ACP Test is computed. In any event, however, such Employer Matching Contributions (if applicable) and allocable income or loss shall be distributed by the end of the Plan Year following the Plan Year for which the Combined ADP and ACP Test is computed. Employer Matching Contributions that are distributed pursuant to this
                 Section 12.09 shall be treated as annual additions under the Plan.

         (g) The income or loss allocable to returned Employer Matching Contributions shall be determined using the same procedures as
                 Section 12.05(c).

12.10    Order of Applying Certain Sections of Article.

         In applying the provisions of this Article 12, the determination and distribution of Excess Deferrals shall be made first, the determination and elimination of Excess ACP Deferrals shall be made second, the determination and elimination of Excess ADP Contributions shall be made third and finally the determination and any necessary adjustment related to the Combined ADP and ACP Test shall be made.

12.11 Effective Date. The provisions of this Article 12 shall be effective July 1, 1988.

                                   ARTICLE 13

                          HIGHLY COMPENSATED EMPLOYEES


13.01    In General.

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Article are contained in Section 13.05. A Non-Highly Compensated Employee is an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee. This Article 13 shall be effective July 1, 1988.

13.02    Highly Compensated Employees.

         (a) An Employee is a Highly Compensated Employee if during the Determination Year the Employee:

                 (1)      is a 5 Percent Owner;

                 (2)      receives Compensation in excess of $75,000;

                 (3) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or

                 (4)      is an Includable Officer.

                 The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

         (b) Calendar Year Election. The Employer hereby elects the calendar year calculation election described in Temporary Regulation Section 1.414(q)-1T, Q&A-14(b) or any successor regulation thereto. Because the Plan uses the calendar year as its Plan Year, there is no separate Look Back Year calculation. This election is binding on all other qualified retirement Plans maintained by the Employer until the election is withdrawn.

13.03    Former Highly Compensated Employee.

         A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday. With respect to a Former Employee whose Separation Year was prior to January 1, 1987, such Former Employee will be treated as a Highly Compensated Employee only if the Former Employee was a 5% Owner or received Compensation in excess of $50,000 during (i) the Former Employee's Separation Year (or the year preceding such Separation Year); or (ii) any year ending on or after such Former Employee's 55th birthday (or the last year ending before such Former Employee's 55th birthday).

13.04    Family Aggregation Rules.

         (a) For purposes of this Article 13, an Employee who is, for a given Determination Year or Look Back Year, either (i) a 5 Percent Owner, or (ii) a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Compensation paid during such year, shall be aggregated with such Employee's Family Members.

         (b) For purposes of this Section 13.04, the term "Family Member" means, with respect to an Employee described in Section 13.04(a), a person who is, on any day during the given Determination Year or Look Back Year:

                 (1)      his spouse; or

                 (2)      his lineal ascendant or descendant; or

                 (3)      the spouse of his lineal ascendant or descendant.

         (c) The determination of Employees and Family Members who must be aggregated for purposes of this Article 13 shall be made in accordance with Temporary Regulation Section 1.414(q)-1T, Q&A-11 and Q&A-12.

         (d)     For purposes of applying the limits of Code Section
                 401(a)(17) (i.e., the $150,000 limit on compensation, as adjusted) with respect to Compensation under Articles 12 (401(k)/401(m) tests) and 14 (Section 415 limits), the Compensation for any Employee described in Section 13.04(a) and for any Family Member who is such Employee's spouse or lineal descendant under age 19, shall be aggregated. In such event, the deemed Compensation for each such Employee shall be an amount equal to the Section 401(a)(17) limit for the Plan Year (as adjusted) multiplied by a fraction, the numerator of which is the Employee's actual Compensation for the Plan Year, and the denominator of which is the aggregate Compensation of the Employee and the aggregated Family Member for the Plan Year. The same procedure shall then be used to determine the deemed Compensation of the aggregated Family Member.

13.05    Definitions.

         The following special definitions shall apply to this Article 13:

         Compensation for purposes of this Article 13 shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (box 10 or its comparable location as provided on Form W-2 in future years) as required by Code Section Section 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includable in the Participant's IRS Form W-2 (Box 10) by reason of Code Section 402(a)(8) (employee pre-tax contributions under a Code
         Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code
         Section 217. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall Compensation in excess of the limitations under Code Section 401(a)(17) (e.g., $150,000 in 1994) be taken into account for any Employee.

         Determination Year shall mean the Plan Year for which the ACP and the ADP are computed.

         Employer for purposes of this Article 13 shall mean the Company and its Affiliates.

         5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

         Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Absence).

         Includable Officer shall mean any officer of the Employer who, during the applicable year, receives Compensation in excess of 50% of the dollar limitations under Code Section 415(b)(1)(A)(as adjusted by the Secretary of the Treasury for cost of living increases). The Employer shall be deemed to have a minimum of 3 officers or, if greater, a number equal to 10 percent of all Employees. However, no more than 50 officers shall be considered Includable Officers under this Article
         13. If the Employer does not have any Includable Officers because no officer receives Compensation in excess of the dollar limitations of Code Section 415(b)(1)(A), the Employer's highest paid officer shall be considered an Includable Officer.

         Look Back Year shall mean the Plan Year preceding the Determination Year, or if the Employer elects, the calendar year ending with or within the determination year.

         Separation Year shall mean any of the following years:

         (1) An Employee who incurs a Termination of Employment shall have a Separation Year in the Determination Year in which such Termination of Employment occurs;

         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

         Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.

13.06    Other Methods Permissible.

         To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).

                                  ARTICLE 14.

                                MAXIMUM BENEFITS


14.01    General Rule.

         (a) Notwithstanding any other provision of this Plan, for any Plan Year, the Annual Additions to a Participant's Account, when combined with the Annual Additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

         (b) The Employer hereby elects that the Limitation Year for purposes of Code Section 415 shall be the Plan Year.

         (c) For purposes of determining the limit on Annual Additions under paragraph (a) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

         (d) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount (and for this purpose Employer Contributions shall be deemed to be allocated after Pre-Tax Contributions), the excess will be disposed of as follows. First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Pre-Tax Contributions that the Participant could make under Code
                 Section 415 or (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Committee may direct the Trustee to return to the Participant his Pre-Tax Contributions for such Plan Year to the extent necessary to reduce the excess amount. Such returned Pre-Tax Contributions shall be ignored in performing the discrimination tests of
                 Article 12. Second, any excess annual additions still remaining after the return of Pre-Tax Contributions shall be reallocated as determined by the Committee among the Participants whose accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a 415 Suspense Account. If the 415 Suspense Account is in existence at any time during a limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Contributions which would constitute annual additions may be made to the Plan for that limitation year.

         (e) If the Participant is covered under another qualified defined contribution plan maintained by an Employer during any limitation year, the annual additions which may be credited to a Participant's account under this Plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under all such plans for the same limitation year. If a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated (and for this purpose, Employer Contributions shall be deemed to be allocated after Pre-Tax Contributions). If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                 (i)      the total excess amount as of such date, times

                 (ii) the ratio of (A) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans maintained by the Employer.

         Any excess amount attributed to this Plan will be disposed in the manner described in this Section 14.01 above.

14.02    Combined Plan Limitation.

         If the Employer or its Affiliates maintains, or at any time maintained, a Qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

14.03 Definitions. For the purposes of this Article 14, the following definitions shall apply:

         (a)     "Annual Addition" shall mean the sum of:

                 (1)        Employee Contributions;

                 (2)        Employer Contributions;

                 (3)        Forfeitures; and

                 (4) Amounts described in Code Section Section 415(l)(1) and 419A(d)(2).

         Annual Additions shall not include any amounts credited to the Participant's Account resulting from Rollover Contributions.

         (b) "Affiliates" shall have that meaning contained in Article 2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code
                 Section 1563(a)(1).

         (c)     "Compensation" shall have the same meaning as defined in
                 Article 12 except that Compensation for purposes of Article 14 shall not include Pre-Tax Contributions under this Plan and shall not include salary deferrals under a Code Section 125 Cafeteria Plan.

         (d) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer or its Affiliates, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the limitation year under
                 Section 415(b)(1)(A) of the Code or (ii) 140 percent of the Highest Average Compensation. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last limitation year beginning before January 1, 1987, but determined without regard to any changes in the terms and conditions of the Plan occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1987.

         (e) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer or its Affiliates for the current and all prior limitation years, and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior limitation years of service with the Employer or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The Maximum Aggregate Amount in any limitation year is the lesser of (i) 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's compensation for such year. If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan.
                 Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times and (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the
                 Section 415 limitation applicable to the first Limitation
                 Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat employee contributions as annual additions.

         (f) "Highest Average Compensation" means the average compensation for the three consecutive years of service with the employer that produces the highest average.

         (g) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming (i) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and (ii) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

14.04 Effective Date. The provisions of this Article 14 shall be effective January 1, 1987.

                                  ARTICLE 15.

                                TOP HEAVY RULES


15.01    General.

         The provisions of this Article of the Plan shall become effective in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

15.02    Definitions.

         (a) Top Heavy. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the anti-discrimination requirements of Code Section Section 401(a)(4) and 410 must be combined with this Plan ("Required Aggregation Group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4) and 410 ("Permissive Aggregation Group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

                 If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

                 Effective January 1, 1987, solely for the purpose of determining if the Plan, or any other plan included in the Required Aggregation Group, is Top-Heavy, a Non-Key Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

         (b) Key Employee. Any employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code Section 415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code Section 415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code Section 415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

         (c) Determination Date. The last day of the Plan Year immediately preceding the Plan Year for which Top Heavy status is determined. For the first Plan Year, the Determination Date shall be the last day of the first Plan Year.

         (d)     Non-Key Employee.  Any Participant who is not a Key Employee.

         (e) Employer. The term "Employer" shall include any Affiliate of such Employer.

         (f) Compensation. The term "Compensation" shall have that meaning as defined in Article 14.

15.03    Minimum Benefit.

         (a) Except as provided below, the Employer Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or
                 (ii) the largest percentage of Employer Contributions and Pre-Tax Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year. Pre-Tax Contributions allocated to the Accounts of Non-Key Employees and Employer Matching Contributions allocated to the Accounts of Non-Key Employees that are used to satisfy the provisions of

                 Article 12 shall not be considered in determining whether a Non-Key Employee has received the minimum contribution required by this Section 15.03.

         (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning compensation less than a stated amount.

         (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's compensation.

15.04    Combined Plan Limitation For Top Heavy Years.

         In any Plan Year during which more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to Section 415 of the Code. In any Plan Year during which more than 60% but not more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the Account of each Non-Key Employee participating in the Plan receives an allocation which satisfies Section 15.03 above, except that for this purpose the figure "4%" shall be substituted for "3%" where it appears in Section 15.03(a) and the figure "7.5%" shall be substituted for "5%" where it appears in Section 15.03(c).

                                   ARTICLE 16

                                 MISCELLANEOUS

16.01     Headings.

          The headings and sub-headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

16.02     Action by Employer.

          Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

16.03     Spendthrift Clause.

          Except as otherwise required by a "qualified domestic relations order" as defined in Code Section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary. If any Participant shall attempt to dispose of the benefits provided for him hereunder, or to dispose of the right to receive such benefits, or in the event there should be an effort to see such benefits or the right to receive such benefits by attachment, execution or other legal or equitable process, such right to benefits shall pass and be transferred, at the discretion of the Plan Administrator, to such one or more as may be appointed by the Plan Administrator from among the Beneficiaries, if any theretofore designated by the Participant, or from the spouse, children or other dependents of the Participant, in such shares as the Committee may appoint. Any appointment so made by the Committee may be revoked by it at any time and further appointment made by it which may include the Participant.

16.04     Distributions Upon Special Occurrences.

          (a) Subject to Section 11.03, Pre-Tax Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor its Affiliates maintain a successor plan.

          (b) Pre-Tax Contributions and any income attributable thereto shall be distributed to Participants as soon as administratively feasible after the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

          (c) After the sale of an incorporated Affiliate's interest in a subsidiary to an entity that is not an Affiliate, Pre-Tax Contributions and any income attributable thereto of a Participant who continues to work for such subsidiary shall be distributed as soon as administratively feasible.

          (d) The provisions of this Section 16.04 including the definitions of terms such as "successor plan" and "substantially all of the assets" shall be governed by Treasury Regulation Section 1.401(k)-1(d)(1)(iii) or any successor Treasury Regulation thereto.

16.05     Discrimination.

          The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

16.06     Release.

          Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

16.07     Compliance with Applicable Laws.

          The Company, through the Plan Administrator, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations, and rulings.

16.08     Agent for Service of Process.

          The agent for service of process of this Plan shall be the person listed from time to time in the current records of the Secretary of State of Georgia as the agent for the service of process for the Company.

16.09     Merger.

          In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

16.10     Governing Law.

          The Plan shall be governed by the laws of the State of Georgia to the extent that such laws are not preempted by Federal law.

16.11     Adoption of the Plan by an Affiliated Sponsor..

         (a) The Committee shall determine which employers shall become Affiliated Sponsors within the terms of the Plan. In order for the Committee to designate an Employer as an Affiliated Sponsor, the Committee must approve the addition of the Affiliated Sponsor's identity to Schedule A (which approval may be retroactive to an earlier effective date). The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Affiliated Sponsor as the Committee deems appropriate. With the Committee's consent, an Affiliated Sponsor may limit participation in the Plan to certain of its Employees.

         (b) The Plan of the Affiliated Sponsor and of the Company shall be considered a single plan for purposes of Treasury Regulations
                 Section 1.414(1)-1(b)(1). All assets contributed to the Plan by the Affiliated Sponsor shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Affiliated Sponsors); and so long as the Affiliated Sponsor continues to be designated as such, all assets held in such fund shall be available to pay benefits to all Participants and Beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Affiliated Sponsor. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Company and the Affiliated Sponsors for purposes of cost allocation if directed by the Committee or the holding of Plan assets in more than one Trust Fund with more than one Trustee.

         (c) So long as the Affiliated Sponsor's designation as such remains in effect, the Affiliated Sponsor shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the

                 Plan and the Trust Agreement shall be vested in the Committee and no Affiliated Sponsor shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Committee shall be binding upon every Affiliated Sponsor without further action by such Affiliated Sponsor.

         (d) Each Affiliated Sponsor shall be solely responsible for making an Employer Contribution with respect to its Employees and solely responsible for making any contribution required by
                 Article 15. Furthermore, if an Affiliated Sponsor determines to make a Qualified Nonelective Contribution on behalf of its Employees, such Affiliated Sponsor shall be solely responsible for making such contribution. Neither the Company nor any other Affiliated Sponsor is obligated to make an Employer Matching Contribution or Qualified Nonelective Contribution on behalf of the Employees of a different Affiliated Sponsor.

         (e) The Company and each Affiliated Sponsor which is an Affiliate will be tested on a combined basis to determine whether the Company and such Affiliated Sponsors satisfy the Average Actual Deferral Percentage Test described in Section 12.03 and the Average Actual Contribution Percentage test described in
                 Section 12.06. An Affiliated Sponsor which is not an Affiliate shall be tested separately from the Company and those Affiliated Sponsors that are Affiliates for purposes of the ADP test and ACP test described in Article 12.

         (f) No Affiliated Sponsor other than the Company shall have the right to terminate the Plan. However, any Affiliated Sponsor may withdraw from the Plan by action of its board of directors provided such action is communicated in writing to the Committee. The withdrawal of an Affiliated Sponsor shall be effective as of the last day of the Plan Year following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of an Affiliated Sponsor to be effective on such date as the Committee specifies. Any such Affiliated Sponsor which ceases to be an Affiliated Sponsor shall be liable for all cost accrued through the effective date of its withdrawal or termination and any contributions owing as a result of Pre-Tax Contributions by its Employees or any other contribution as provided in paragraphs (d) and (e). In the event of the withdrawal or termination of an Affiliated Sponsor as provided in this paragraph, such Affiliated Sponsor shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

16.12    Protected Benefits.

         Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code authority issued by the Internal Revenue Service, or judicial authority.

16.13    Location of Participant or Beneficiary Unknown.

         In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.


         IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 1994.

                                     GENUINE PARTS COMPANY


                                     By: /s/ Frank M. Howard
                                        ---------------------------------------

                                     Title: Treasurer
                                           ------------------------------------

                                     Date: December 1, 1994
                                          -------------------------------------

                                   SCHEDULE A


                              Affiliated Sponsors
                         Designated Under Section 16.11


I. General Rule - No Past Service Credit. Unless otherwise identified below, an employee will not receive Credited Service and Years of Eligibility Service under this Plan for his or her prior employment with the Affiliated Sponsor. Instead (unless otherwise required by law), Hours of Service worked for an Affiliated Sponsor prior to the Designation Date shall be ignored.

II. Definition of Past Service Credit. If Employees of an Affiliated Sponsor are granted past service credit (as noted below), such Employees who are employed by the Affiliated Sponsor on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with their employment commencement date with the Affiliated Sponsor, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.

                                     Designation
       Name                             Date                      Special Notes
       ----                          -----------                  -------------
1.     S.P. Richards                July 1, 1988                  Past Service Credit Granted
       Company


2.     Balkamp, Inc.                July 1, 1988                  Past Service Credit Granted.

3.     NAPA, Inc.                   July 1, 1988                  Past Service Credit Granted.

4.     Motion                       (See Note Below)              Past Service Credit Granted
       Industries, Inc.


Special Note on Motion Industries, Inc.

On or about January 1, 1984, Genuine Parts Company acquired Motion Industries, Inc. ("Motion"). Employees of Motion whose initial date of hire was on or after January 1, 1984, became participants in the Genuine Parts Company Pension Plan after satisfying the age and service requirements under such Plan. Employees of Motion whose initial date of hire was prior to January 1, 1984, elected either to (1) continue their participation in the Motion Industries, Inc. Profit Sharing Plan or (2) to participate in the Genuine Parts Company Pension Plan. Effective January 1, 1990, the Motion Profit Sharing Plan was terminated. Employees of Motion who participated in the Motion Profit Sharing Plan on

December 31, 1989, and who were employed by Motion on January 1, 1990, became eligible to participate in the Genuine Parts Company Pension Plan effective as of January 1, 1990.

Employees of Motion who participated in the Genuine Parts Company Pension Plan on July 1, 1988, began their participation under the Genuine Partnership Plan on July 1, 1988. Employees who first became eligible to participate in the Genuine Parts Company Pension Plan on January 1, 1990, commenced participation in the Genuine Partnership Plan on January 1, 1990.

In either case, employees of Motion who began participation in the Genuine Partnership Plan on July 1, 1988, or January 1, 1990, received credit for vesting purposes under the Genuine Partnership Plan for their years of employment with Motion.

Please note that employees hired by Motion on or after January 1, 1984, became eligible to participate in the Genuine Parts Company Pension Plan and Genuine Partnership Plan in accordance with the same rules applicable to all employees of Genuine Parts Company. The staggered entry dates of July 1, 1988, and January 1, 1990, apply to those employees who worked for Motion prior to January 1, 1984.

                                   SCHEDULE B

                 Credit for Service with Predecessor Employers


I. General Rule - No Past Service. Unless otherwise identified in Part II below, an Employee will not receive Credited Service or Years of Eligibility Service under this Plan for any purpose. Instead (unless otherwise required by law) Hours of Service worked for a predecessor employer prior to the Designation Date shall be ignored.

II. Definition of Past Service Credit. If Employees who were previously employed by a predecessor employer are granted past service credit (as noted below), such Employees who are employed by an Employer on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with the employment commencement date with the predecessor employer, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.

                                                                   Extent of Credit for Service
       Name                                 Designation Date         with Predecessor Company
       ----                                 ----------------       ----------------------------
1.     Odell Hardware Company                    7/1/88             Past Service Credit Granted
       ("Odell")

2.     Clark Siviter                             7/1/88             Past Service Credit Granted

3.     Brooks-Noble Parts                        7/1/88             Past Service Credit Granted
       & Machine Co., Inc.

4.     General Automotive Parts                  7/1/88             Past Service Credit Granted
       Company and its subsidiaries
       ("General Automotive")

5.     Standard Units Parts                      7/1/88             Past Service Credit Granted
       Corporation including
       its subsidiary Manco,
       Inc. ("Standard Units
       Parts")

6.     NAPA Des Moines                           7/1/88             Past Service Credit Granted
       Warehouse ("Des Moines")


III. Participants employed by the following predecessor employers shall not receive Past Service Credit as of the date the predecessor employer was acquired by or merged into Genuine Parts Company. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of Section 3.01, such Participant shall receive Credited Service for all employment with such predecessor employer. Such Credited Service may be forfeited or disregarded in accordance with the definition of Credited Service set forth in
Article II. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.

[None as of the Effective Date]

              Name                                   Employment Date
              ----                                   ---------------

                                   SCHEDULE C

                            Prior Employer Accounts